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                                                                    EXHIBIT 10.2

                       REVOLVING LINE OF CREDIT AGREEMENT

                                 August 18, 1998


Gulfport Energy Corporation
6307 Waterford Blvd., Suite 100
Oklahoma City, OK  73118

Ladies and Gentlemen:

         Wexford Special Situations 1996, L.P., Wexford Special Situations 1996 Institutional, L.P., Wexford Special Situations 1996, Limited, Wexford-Euris Special Situations 1996, L.P., Wexford Spectrum Investors LLC, Wexford Capital Partners II, L.P., Wexford Overseas Partners I, L.P., CD Holding Company LLC, Liddell Investments LLC and Liddell Holdings LLC, jointly, but not severally (the "Lenders"), are pleased to offer a revolving line of credit financing facility to Gulfport Energy Corporation, a Delaware corporation (the "Borrower"), pursuant to the following terms and conditions:

         1.       Revolving Line of Credit Facility.

                  (a) Subject to the terms and conditions of this letter agreement (as amended, supplemented, waived or modified from time to time after the date hereof, this "Letter Agreement"), the Lenders shall, from time to time after the date hereof and up to the Commitment Termination Date (as defined herein) make advances to the Borrower ("Loans") not to exceed $3,000,000 (the "Commitment"), such advances to be made jointly, not severally, by the Lenders based on the percentages specified on Schedule I hereto to be used by the Borrower solely to (i) prepay $2.0 million of principal owed by the Borrower to ING (U.S.) Capital Corporation ("ING") under that certain $15,000,000 credit agreement (the "ING Credit Agreement") and (ii) fund its operating expenses.

                  (b) The Loans will be evidenced by a revolving promissory note of the Borrower, substantially in the form of Exhibit A hereto (together with all amendments and supplements thereto, substitutions therefor, and all renewals, extensions, modifications, rearrangements and waivers thereof, the "Note"), with payment terms, interest rate, and other terms as set forth therein. This Letter Agreement, the Note, the Loan Request Certificates (as defined below) and all other documents, certificates and instruments related to this Letter Agreement or the Loans, whether furnished before or as of the date hereof, or from time to time hereafter, as each may be amended, supplemented, waived, or modified from time to time, shall be collectively referred to herein as the "Loan Documents."

                  (c) The Commitment shall terminate upon the "Commitment Termination Date," which shall be the earlier to occur of (i) the termination of the Commitment pursuant to Paragraph 5 of this Letter Agreement, and (ii) August 17, 1999. Until the termination of the Commitment, the Borrower may use the Commitment by borrowing, prepaying the Loans (in whole or in part, at any time and from time to time, without premium or penalty) and reborrowing, all pursuant to the terms and conditions of this Letter Agreement.


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Gulfport Energy Corporation
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                  (d) If Borrower conducts an offering (the "Rights Offering")
         of rights to purchase shares of its common stock, par value $0.01 per share (the "Common Stock"), or otherwise sells or agrees to sell Common Stock to the Lenders during the term of this Letter Agreement, the principal amount of all outstanding Loans plus all interest owed on the closing date of the Rights Offering shall be applied to the exercise of participation rights issued to the Lenders in the Rights Offering, or to the purchase price for such Common Stock, as the case may be. To the extent the Loans plus all interest owed on the closing date of the Rights Offering or other sale of Common Stock exceeds the pro rata participation rights of the Lenders, the remaining amount due shall be repaid out of the proceeds of the Rights Offering or sale of Common Stock.

         2. Conditions to Funding. The funding of each Loan is subject to the satisfaction or waiver by the Lenders of each of the following conditions, in each case satisfactory in form and substance to the Lenders and their counsel, in their sole and absolute discretion:

                  (a) The Borrower shall have executed and delivered to the Lenders a certificate in a form acceptable to the Lenders requesting a Loan (a "Loan Request Certificate") at least ten business days prior to the date of the requested Loan;

                  (b) The Borrower shall have executed and delivered the following documents to the Lenders prior to the date of requested Loan:

                           (i)   This Letter Agreement;

                           (ii)  The Note; and

                           (iii) Such other documents, opinions, certificates
                  and evidences as the Lenders shall deem necessary or advisable;

                  (c) Each of the representations and warranties made in, and in connection with, the Loan Documents shall be true, correct and complete in all material respects;

                  (d) No Event of Default (as defined herein) shall have occurred and be continuing; and

         3. Representations and Warranties. In order to induce the Lenders to enter into this Letter Agreement and to make Loans to the Borrower, the Borrower hereby represents and warrants to the Lenders, as of the date hereof and as of the date of each extension of credit hereunder, and with respect to subsection
(i) hereof at all times hereafter that the Loans are outstanding, that:

                  (a) Organization; Powers. The Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of Delaware, (ii) has all requisite corporate power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (iii) is qualified to do business in every jurisdiction where such qualification is necessary, (iv) has the corporate power and


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         authority to execute, deliver and perform each agreement or instrument contemplated hereby to which it is or will be a party, and (v) is in compliance with all laws, rules, regulations and orders ("Requirements of Law") of governmental bodies, including courts ("Governmental Authorities") except where the failure to so comply would not have a material adverse effect on the Borrower.

                  (b) Authorization. The execution, delivery and performance by the Borrower of the Loan Documents and the borrowing of the Loans (i) have been duly authorized by all requisite corporate action on the part of the Borrower, and (ii) will not (x) violate (A) any Requirement of Law or of the charter or foundation documents of the Borrower, or (B) any indenture, agreement or other instrument to which the Borrower is a party or by which its property is bound, (y) be in conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or (z) result in the creation of imposition of any lien or security interest upon any property or assets of the Borrower.

                  (c) Validity and Binding Nature. The Loan Documents have been duly executed and delivered by the Borrower and are legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms (except as enforcement thereof may be limited by bankruptcy, reorganization, insolvency, moratorium or other laws affecting the enforcement of credits' rights generally).

                  (d) No Default. The Borrower is not in default under or with respect to the terms of any material contractual obligation. No Event of Default has occurred and is continuing.

                  (e) Consents and Filings. Other than consent from ING which has been obtained, no consent, approval or authorization of, or registration or filing with, any Governmental Authority or other person or entity is required in connection with (i) the execution, delivery and performance by the Borrower, or the validity or enforceability against the Borrower, of the Loan Documents, or (ii) the Loans.

                  (f) No Material Litigation. (i) No material litigation, investigation or proceeding of or before any arbitrator or any Governmental Authority is pending or, to the knowledge of the Borrower, threatened by or against the Borrower, and (ii) there are no undisclosed outstanding or unpaid judgments against the Borrower.

                  (g) Use of Borrowings. Borrowings by the Borrower under this Letter Agreement will only be used to (i) prepay $2.0 million of principal owed by the Borrower to ING under the ING Credit Agreement and (ii) fund the operating expenses of the Borrower.

                  (h) Disclosure. No representation or warranty made by the Borrower in any Loan Document and not subsequently corrected in writing, nor any filing made by the Borrower with any Governmental Authority, contains or will contain any untrue statement


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         of a material fact or omits or will omit to state any material fact necessary to make the statements herein or therein not misleading.

                  (i) Restricted Debt. The Borrower shall not in any manner owe or be liable for any debt other than (i) the existing debt to ING, and
         (ii) debt incurred in the ordinary course of business.

         4. Events of Default. The occurrence of any of the following specified events shall constitute an "Event of Default":

                  (a) Nonpayment. The Borrower shall fail to pay when due any principal of or interest on the Note, or any other amount payable thereunder or hereunder.

                  (b) Bankruptcy. The Borrower or any of its subsidiaries shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy" as now or hereafter in effect, or any successor thereto, or any similar statute or other law as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Borrower or any of its subsidiaries and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or a custodian, liquidator or similar party is appointed for, or takes charge of, all or any substantial part of the property of the Borrower or any of its subsidiaries; or the Borrower or any of its subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower or such subsidiary or there is commenced against the Borrower or any of its subsidiaries any such proceeding which remains undismissed for a period of 60 days; or the Borrower or any of its subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Borrower or any of its subsidiaries suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or the Borrower or any of its subsidiaries makes a general assignment for the benefit of creditors; or the Borrower or any of its subsidiaries shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Borrower or any of its subsidiaries shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or the Borrower or any of its subsidiaries shall be any act acquiescence in any of the foregoing; or any corporate action is taken by the Borrower or any of its subsidiaries for the purpose of effecting any of the foregoing;

                  (c) Nonpayment of Other Indebtedness. The Borrower shall fail to make any payments aggregating U.S.$10,000 or more of principal of or interest on any indebtedness or other obligations of the Borrower when due (whether at stated maturity, by acceleration, on demand or otherwise) after giving effect to any applicable grace periods.


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                  (d) Nonperformance. The Borrower shall fail (other than as specified in subsections (a), (b) or (c) above) to duly observe, perform or comply with any covenant, agreement, condition or provision of this Letter Agreement or the Note, and such failure remains unremedied for a period of ten (10) days after notice of such failure is given by a Lender to the Borrower.

         5.  Remedies.

                  (a) Simultaneously with the occurrence of any Event of Default described in Subparagraph 4(b) of this Letter Agreement, the following shall occur automatically without any action being taken by the
         Lenders: (i) the Commitment shall terminate, and (ii) all obligations of the Borrower to the Lenders shall become due and payable, whereupon an amount equal to the sum of the outstanding principal balance of the Note, any accrued but unpaid interest and all other fees and amounts owing thereunder and under any other Loan Document to the Lenders shall become due and payable, without presentment, demand, protest, notice of protest, notice of intent to accelerate, notice of acceleration or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in any other document to the contrary notwithstanding.

                  (b) Upon the occurrence of any Event of Default not described in Subparagraph 4(b) of this Letter Agreement, at the option of the Lenders, the Lenders may, by written notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitment, and (ii) declare all obligations of the Borrower to the Lenders to be forthwith due and payable, whereupon an amount equal to the sum of the outstanding principal balance of the Note, any accrued but unpaid interest and all other fees and amounts owing thereunder and under any other Loan Document to the Lenders shall become forthwith due and payable, without presentment, demand, protest, notice of protest, notice of intent to accelerate, notice of acceleration or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in any other document to the contrary notwithstanding.

         6. Indemnity. By acceptance of this Letter Agreement, the Borrower unconditionally agrees (i) to pay, indemnify and hold the Lenders and their respective directors, officers, members, employees, stockholders, agents and counsel (each, an "Indemnified Party") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to or arising out of the Loan Documents or the preparation, execution, delivery, enforcement, performance, or consummation thereof an the borrowings and other transactions contemplated therein or in connection therewith (collectively, the "Indemnified Liabilities"), provided that the Borrower shall have no liability hereunder with respect to Indemnified Liabilities arising solely from gross negligence or willful misconduct by the Lenders or such other Indemnified Party, and (ii) to pay to the Lenders all of their costs and expenses (including the fees and disbursements of the Lenders' inside and outside counsel) arising in connection with the preparation, execution and delivery of the Loan Documents (collectively, the Lenders' "Costs and Expenses"). The Borrower further agrees that its liability in connection with the Indemnified Liabilities and the Lenders' Costs and Expenses


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shall not be released or diminished by the occurrence or failure to occur of any event, including, but not limited to, any Lender's failure, for any reason, with or without cause, to make Loans and the Borrower's obligations hereunder shall survive the repayment in full of the Loans and any termination of this Letter Agreement, unless such termination specifically terminates this Paragraph and the Borrower's obligations hereunder.

         7. GOVERNING LAW. THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF NEW YORK WITHOUT GIVING EFFECT TO THE CHOICE OF LAW OR CONFLICT OF LAWS RULES THEREOF.

         8. Assignment. The Borrower may not assign this Letter Agreement. Each Lender may assign this Letter Agreement to any affiliate of such Lender.

         9. Counterparts. This Letter Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument notwithstanding that all parties are not signatories to each individual counterpart.

         10. Limitation on Interest. It is the intention of the parties hereto to comply with all applicable usury laws, whether now existing or hereafter enacted. Accordingly, notwithstanding any provision to the contrary in this Letter Agreement, the Note, the other Loan Documents or any other document evidencing, securing, guaranteeing or otherwise pertaining to indebtedness of the Borrower to the Lenders, in no contingency or event whatsoever, whether by acceleration of the maturity of indebtedness of the Borrower to the Lenders or otherwise, shall the interest contracted for, charged or received by the Lenders exceed the maximum amount permissible under applicable law. If from any circumstances whatsoever fulfillment of any provisions of this Letter Agreement, the Note, the other Loan Documents or of any other document evidencing, securing, guaranteeing or otherwise pertaining to indebtedness of the Borrower to the Lenders, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstances the Lenders shall ever receive anything of value as interest or deemed interest by applicable law under this Letter Agreement, the Note, the other Loan Documents or any other document evidencing, securing, guaranteeing or otherwise pertaining to indebtedness of the Borrower to the Lenders or otherwise an amount that would exceed the highest lawful amount, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing in connection with this Letter Agreement or on account of any other indebtedness of the Borrower to the Lenders, and not to the payment of interest, or if such excessive interest exceeds the balance of principal owing in connection with this Letter Agreement and such other indebtedness, such excess shall be refunded to the Borrower. In determining whether or not the interest paid or payable with respect to any indebtedness of the Borrower to the Lenders, under any specific contingency, exceeds the highest lawful rate, the Borrower and the Lenders shall, to the maximum extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, (c) amortize, prorate, allocate and spread the total amount of interest throughout the full


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term of such indebtedness so that the actual rate of interest on account of such indebtedness does not exceed the maximum amount permitted by applicable law, and/or (d) allocate interest between portions of such indebtedness, to the end that no such portion shall bear interest at a rate greater than that permitted by law. The terms and provisions of this paragraph shall control and supersede every other conflicting provision of this Letter Agreement, the Note and the other Loan Documents.

         11. Commitment Fee. The Borrower shall pay to the Lenders an aggregate commitment fee equal to 2% of the Commitment, such fee to be due and payable upon the execution of this Letter Agreement. Upon election of the Lender, the Commitment Fee may be held back at the time the advance is made. The principal amount advanced shall be noted on Exhibit "A" to the Note as if the Lender had made a full advance and that the Commitment Fee had been remitted to Lender.

         12. Conversion.

             (a) Right of Conversion. Any Lender shall have the right, at any time and from time to time during any Conversion Period (as defined herein), at such Lender's option, to convert, subject to the terms and provisions of this Paragraph 12, any and all of the principal of and/or accrued but unpaid interest on its proportionate interest in any Note into fully paid and nonassessable shares of Common Stock at the Conversion Price. The "Conversion Price" shall mean, on any date during any Conversion Period, the price expressed in dollars per share of Common Stock, equal to $0.20, as adjusted if and as appropriate pursuant to the provisions of this Paragraph 12. A "Conversion Period" shall mean either the period beginning on the earlier to occur of (A) the date the Registration Statement is withdrawn from registration with the Commission and (B) the date the Rights Offering is rescinded, and ending on the date all principal and interest on all Loans have been repaid in full. Prior to or simultaneously with the conversion by any Lender of any of its principal of any Note, all accrued but unpaid interest on the principal amount being converted must be converted or paid in cash.

             (b) Mechanics of Exercise. The right of conversion shall be exercised by the delivery to the Borrower during usual business hours at its principal place of business of a written notice that the Lender elects to convert all or part of its principal of and interest on the Note and specifying the name (with address) in which the certificate for Common Stock is to be issued and, if the certificate is to be issued to a person or entity (collectively, a "Person") other than the Lender, by a written instrument of transfer in form satisfactory to the Borrower, duly executed by the Lender, duly authorized in writing, together with transfer tax stamps or funds therefor if required pursuant to Subparagraph (i) below. Notation shall be made on the Note of the principal and interest converted.

             (c) Time of Conversion. As promptly as practicable after the written notice of conversion has been delivered to the Borrower, as herein provided, the Borrower shall deliver or cause to be delivered at the Borrower's office a certificate for the shares of Common Stock issuable in connection with such conversion.

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                  (d) Adjustment of Conversion Price. The Conversion Price, and
         consequently the number of shares of Common Stock into which the Note is convertible, shall be subject to adjustment as follows:

                      (i) Stock Dividends, Subdivisions and Combinations. If at
                  any time the Borrower shall:

                          (A) take a record of the holders of its Common Stock
                      for the purpose of entitling them to receive a dividend payable in, or other distribution of, additional shares of Common Stock;

                          (B) subdivide its outstanding shares of Common Stock
                      into a larger number of shares Common Stock; or

                          (C) combine its outstanding shares of Common Stock
                      into a smaller number of shares of Common Stock;

                  then in each such case the Conversion Price in effect immediately prior thereto shall be adjusted so that the Lender thereafter surrendering any of its principal and/or interest for conversion shall be entitled to receive the number of shares of Common Stock that such Lender would have owned or have been entitled to receive after the happening of any of the events described above had such principal and/or interest been converted immediately prior to the happening of such event.

                       (ii) Reorganization, Reclassification, Merger,
                  Consolidation or Disposition of Assets. In case the Borrower shall reorganize its capital, reclassify its capital stock, consolidate or merge with and into another corporation (where the Borrower is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Borrower), or sell, transfer or otherwise dispose of all or substantially all of its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Borrower, then the Borrower shall, as a condition precedent to such transaction, cause effective provisions to be made so that each Lender shall have the right thereafter to receive, upon conversion of its principal and/or interest on the Note, solely the number of shares of common stock of the successor or acquiring corporation or of the Borrower, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets, by a holder of the number of shares of Common Stock for which such principal and/or interest would have been convertible immediately prior to such event. In case of


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                  any such reorganization, reclassification, merger,
                  consolidation or disposition of assets, such provisions shall include the express assumption by the successor or acquiring corporation (if other than the Borrower) of the due and punctual observance and performance of each and every covenant and condition of this Letter Agreement and the Note to be performed and observed by the Borrower and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the board of directors of the Borrower) in order to provide for adjustments of shares of the Common Stock for which the Note is convertible which shall be as nearly equivalent as practical to the adjustments provided for in this Paragraph
                  12. For purposes of this Paragraph 12, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Paragraph 12 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or dispositions of assets.

                       (iii) When Adjustment Not Required. If the Borrower shall
                  take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                  (e) No Fractional Shares. Instead of any fractional share of Common Stock that would otherwise be issuable upon conversion of any principal and/or interest on the Note, the Borrower may pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Conversion Price.

                  (f) Notice of Adjustments. Whenever the Conversion Price shall be adjusted pursuant to this Paragraph 12, the Borrower shall forthwith prepare a certificate to be executed by the chief financial officer of the Borrower setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the board of directors of the Borrower determined the fair value of any evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights referred to in this Paragraph
         12), specifying the Conversion Price and (if applicable) describing the number and kind of any other shares of stock or Other Property into which the Note may be converted, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change. The Borrower shall promptly cause a signed copy of such certificate to be delivered to each Lender. The Borrower shall keep at its chief executive office copies of all


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         such certificates and cause the same to be available for inspection at said office during normal business hours by any Lender.

                  (g) No Stockholder Rights. Prior to the issuance of Common Stock upon conversion, the Lenders shall not be entitled to any rights of a stockholder with respect to the Common Stock, including (without limitation) the right to vote such Common Stock, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings, and such Lenders shall not be entitled to any notice or other communication concerning the business or affairs of the Borrower except as contractually agreed to by the Borrower.

                  (h) No Registration or Listing of Shares. The shares of Common Stock issuable on conversion are not registered with any governmental authority or listed on any exchange, and the Borrower may cause any Common Stock issued upon conversion of the Note to bear a restrictive legend describing limitations of the transferability of such Common Stock.

                  (i) Taxes and Charges. The issuance of certificates for Common Stock upon the conversion of principal and/or interest under the Note shall be made without charge to the converting Lender for such certificates or for any tax in respect of the issuance of such certificates or the securities represented thereby, and such certificates shall be issued in the respective names of, or in such names as may be directed by, the Lender converting principal and/or interest; provided, however, that the Borrower shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the converting Lender, and the Borrower shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Borrower the amount of such tax or shall have establish to the satisfaction of the Borrower that such tax has been paid.

                  (j) Shares to be Reserved. The Borrower covenants that it will at all times reserve and keep available out of its authorized but unissued Common Stock, free from preemptive rights, solely for the purpose of issue upon conversion of Notes as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all principal of and accrued but unpaid interest on the then-outstanding Notes; provided, however, in the event that there is not a sufficient number of shares of Common Stock authorized and reserved to satisfy the obligations of the Borrower under this Paragraph 12 and pursuant to the Rights Offering, (i) the ability of the Borrower to issue shares of Common Stock pursuant to this Paragraph 12 shall be subordinated to the Borrower's obligation to issue shares of Common Stock upon consummation of the Rights Offering, (ii) the number of shares of Common Stock reserved and available out of the Company's authorized but unissued Common Stock shall be equal to the number of authorized but unissued shares of Common Stock minus the number of shares reserved for issuance pursuant to the Rights Offering, and (iii) the Lenders hereby acknowledge that the right of conversion available to each such Lender pursuant to this Paragraph 12 is available only if, and to the extent, there are shares of Common Stock available out of the Borrower's

Gulfport Energy Corporation
August 18, 1998
Page 11

         authorized but unissued Common Stock subsequent to the consummation of the Rights Offering. The Borrower covenants that all Common Stock which shall be so issuable shall, when issued, be duly and validly issued and fully paid and nonassessable.

         Please indicate your agreement of the foregoing by signing below where indicated and returning a copy of this Letter Agreement to each of the Lenders.

                                    Very truly yours,


                                    WEXFORD SPECIAL SITUATIONS 1996, L.P.


                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                                    WEXFORD SPECIAL SITUATIONS 1996
                                    INSTITUTIONAL, L.P.


                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------


                                    WEXFORD SPECIAL SITUATIONS 1996, LIMITED


                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------


                                    WEXFORD-EURIS SPECIAL SITUATIONS 1996,
                                    L.P.

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

Gulfport Energy Corporation
August 18, 1998
Page 12


                                    WEXFORD SPECTRUM INVESTORS LLC


                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------


                                    WEXFORD CAPTIAL PARTNERS II, L.P.


                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------


                                    WEXFORD OVERSEAS PARTNERS I, L.P.


                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------


                                    CD HOLDING COMPANY LLC


                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------


                                    LIDDELL INVESTMENTS LLC


                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

Gulfport Energy Corporation
August 18, 1998
Page 13


                                    LIDDELL HOLDINGS LLC


                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------


Agreed and Accepted
as of this 19th day of August, 1998:

GULFPORT ENERGY CORPORATION

By:
   ----------------------------
   Name:
        -----------------------
   Title:
         ----------------------

                                    EXHIBIT A

THE OBLIGATIONS UNDER THIS NOTE ARE SUBORDINTATE TO CERTAIN OTHER OBLIGATIONS OF GULFPORT ENERGY CORPORATION, AS MORE FULLY DESCRIBED IN THAT CERTAIN SUBORDINATION AGREEMENT, DATED AUGUST 18, 1998, BETWEEN GULFPORT ENERGY CORPORATION AND ING (U.S.) CAPITAL CORPORATION.

                            REVOLVING PROMISSORY NOTE


U.S. $3,000,000              Oklahoma City, Oklahoma            August 18, 1998

         For value received, the undersigned, GULFPORT ENERGY CORPORATION, a company with limited liability organized under the laws of Delaware (the "Borrower"), hereby promises to pay to the order of the parties specified on
Schedule I hereto (the "Lenders") at the addresses identified therein, or at such other place as from time to time may be designated by the holder of this Note, in lawful money of the United States of America in immediately available funds, on August 18, 1999, the principal sum of the lesser of THREE MILLION UNITED STATES DOLLARS AND NO CENTS (U.S. $3,000,000.00), and (B) the aggregate unpaid principal amount of all Loans made by the Lenders to the Borrower pursuant to the Letter Agreement, dated as of the date hereof, by and between the Borrower and the Lenders (as such may be amended or otherwise modified from time to time, the "Loan Agreement"), with interest on the principal balance from time to time remaining unpaid from the date of advancement until default or maturity at a rate per annum equal to the lesser of (a) the Maximum Rate (as hereinafter defined), and (b) a rate per annum, calculated on the basis of the actual number of calendar days elapsed, equal to the Base Rate (as hereinafter defined). Each change in the interest rate to be charged hereunder shall become effective without notice to the Borrower on the effective date of such change. Notwithstanding the foregoing, if, at any time, the Base Rate shall exceed the Maximum Rate, thereby causing the interest herein to be limited to the Maximum Rate as provided for in clause (a) preceding, then any subsequent changes in such rates shall not reduce the rate of interest charged hereunder below the Maximum Rate until the total amount of interest accrued hereon equals the amount of interest that would have accrued hereon if the Base Rate had been in effect at all times in the period during which the rate charged hereon was limited to the Maximum Rate. All past due principal and interest shall bear interest from maturity until paid at a varying rate per annum equal to the lesser of (a) the Maximum Rate, and (b) a rate per annum, calculated on the basis of the actual number of calendar days elapsed, equal to the Default Rate (as hereinafter defined) from the date of such nonpayment until paid in full (both before and after judgment).

         This Note is the Note referred to in the Loan Agreement and is entitled to the benefits thereof and of all documents executed in connection therewith. All capitalized terms not otherwise defined herein have the meanings assigned to such terms in the Loan Agreement. The Loan Agreement contains certain Events of Default relating to this Note.

         The holder of this Note is authorized to record the date and amount of each advance hereunder made by it and the date and amount of each payment of principal hereof on the schedule annexed hereto and made a part hereof or in such holder's internal records and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded; provided, however, that the failure of such holder to make such a notation or any error in any such notation shall not affect the obligation of the Borrower to repay all advances hereunder in accordance with the terms hereof and of the Loan Agreement.

         In the event that at maturity or final payment of this Note, whether arising by acceleration, prepayment, the passage of time or otherwise, the total amount of interest paid or accrued hereon is less than the total amount of interest that would have accrued hereon if a rate per annum equal to the Base Rate had at all times been in effect, then on such date of maturity or final payment, to the fullest extent permitted by applicable law, the Borrower shall pay a final interest payment hereon equal to the amount by which the amount of interest actually accrued or paid thereon through such date is less than the lesser of (a) the amount of interest that would have accrued hereon if the highest lawful rate had at all times been in effect, or (b) the amount of interest that would have accrued hereon if the Base Rate had at all times been in effect.

         As used herein the term "Base Rate" means with respect to each tranche a per annum interest rate equal to LIBOR plus 3%. As used herein, LIBOR shall mean the rate appearing on the ISDA page screen display of Reuter Monitor Money Rates service at approximately 11:00 a.m. London time (or as soon thereafter as practicable) on the day of the relevant advance applicable to periods of deposits of U.S. dollars for terms of six months. The term "Default Rate" means the Base Rate plus three percent (3%) per annum; the term "Maximum Rate" means the maximum non-usurious interest rate permitted under applicable law; and the term "applicable law" means the applicable laws of the State of Oklahoma or the applicable laws of any other jurisdiction, whichever laws allow the greater rate of interest, as such laws now exist or may be changed or amended or come into effect in the future.

         Interest hereunder from the date of advancement hereof shall be due and payable (i) quarterly in arrears on the last business day of each March, June, September and December, commencing on September 30, 1998, and continuing on the last day of each third month thereafter, until maturity, (ii) at the maturity of this Note (whether at the stated maturity of August 18, 1999, by acceleration or otherwise), at which time the entire unpaid principal balance hereof, together with all unpaid accrued interest thereon, shall be due and payable, and (iii) after maturity, on demand.

         Subject to the provisions of the paragraph of this Note that begins "Interest on the indebtedness..." (the eleventh paragraph), each payment received by the Lenders shall be applied pro rata based on each Lender's participation first to late charges and collection expenses, if any, due under the Loan Documents, then to the payment of fees, if any, due under the Loan Documents, then to the payment of accrued but unpaid interest due hereunder, and finally to the reduction of the unpaid principal balance hereof.

         Upon the occurrence of any Event of Default specified in the Loan Agreement, the Lenders may, at the Lenders' option, exercise any or all of the rights, remedies, powers and privileges afforded under the Loan Documents or by law, including, without limitation, the right to declare the unpaid principal balance of this Note, together with all accrued but unpaid interest on such principal balance, immediately due and payable without demand or notice and to offset against amounts then due and owing on this Note and sums deposited by the Borrower with the Lenders or otherwise owed to the Borrower by the Lenders.

         No failure or delay on the part of the Lenders in exercising any right, power or privilege hereunder and no course of dealing between the Borrower and the Lenders shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

         Except as may be otherwise provided herein, the borrower, signers, sureties, guarantors and endorsers of this Note severally waive demand, presentment, notice or dishonor, notice of intent to demand or accelerate payment hereof, notice of acceleration, diligence in collecting, grace, notice, and protest, and agree to one or more extensions for any period or periods of time and partial payments, before or after maturity, without prejudice to the holder. If this Note shall be collected by legal proceedings or through a probate or bankruptcy court, or shall be placed in the hands of an attorney for collection after default or maturity, the Borrower agrees to pay all costs of collection, including reasonable attorney's fees.

         Interest on the indebtedness evidenced by this Note is expressly limited so that in no contingency or event whatsoever, whether by acceleration of the maturity of this Note or otherwise, shall be interest contracted for, charged or received by the Lenders exceed the maximum amount permissible under applicable law. If from any circumstances whatsoever fulfillment of any provisions of this Note, the Loan Agreement, the other Loan Documents or of any other document evidencing, securing, guaranteeing or otherwise pertaining to the indebtedness evidenced hereby, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstances the Lenders shall ever receive anything of value as interest or deemed interest by applicable law under this Note, the Loan Agreement, the other Loan Documents or any other document evidencing, securing, guaranteeing or otherwise pertaining to the indebtedness evidenced hereby or otherwise an amount that would exceed the highest lawful amount, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing under this Note or on account of any other indebtedness of the Borrower to the Lenders, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of this Note and such other indebtedness, such excess shall be refunded to the Borrower. In determining whether or not the interest paid or payable with respect to any indebtedness of the Borrower to the Lenders, under any specific contingency, exceeds the Maximum Rate, the Borrower and the Lenders shall, to the maximum extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, (c) amortize, prorate, allocate and spread the total amount of interest throughout the full term of such indebtedness so that the actual rate of interest on account of such indebtedness does not exceed the maximum amount permitted by applicable law, and/or (d) allocate interest between portions of such indebtedness, to the end that no such portion shall bear interest at a rate greater than that permitted by law. The terms and provisions of this paragraph shall control and supersede every other conflicting provision of this Note.

         THIS PROMISSORY NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF NEW YORK WITHOUT GIVING EFFECT TO THE CHOICE OF LAW OR CONFLICT OF LAWS RULES THEREOF.

         EXECUTED as of the date first set forth above.

                                    BORROWER:

                                    GULFPORT ENERGY CORPORATION



                                    By:
                                       -------------------------------
                                    Name:
                                         -----------------------------
                                    Title:
                                          ----------------------------

                                   EXHIBIT "A"

                                                             Unpaid       Name of
                                                            Principal      Person
                                         Payments            Balance       Making
     Date      Amount of Loan       Principal Interest       of Note      Notation
     ----      --------------       ------------------      ---------     --------
   -------   -----------------    ----------------------  -------------  -----------

   -------   -----------------    ----------------------  -------------  -----------

   -------   -----------------    ----------------------  -------------  -----------

                                   Schedule I

                          Lender                                                 Participation
                          ------                                                 -------------
Wexford Special Situations 1996, L.P.                                              7.3797698%
411 West Putnam Avenue
Greenwich, Connecticut  06830

Wexford Special Situations 1996 Institutional, L.P.                                1.2324902%
411 West Putnam Avenue
Greenwich, Connecticut  06830

Wexford Special Situations 1996, Limited                                           0.3318257%
411 West Putnam Avenue
Greenwich, Connecticut  06830

Wexford-Euris Special Situations 1996, L.P.                                        2.0998429%
411 West Putnam Avenue
Greenwich, Connecticut  06830

Wexford Spectrum Investors LLC                                                     0.1376114%
411 West Putnam Avenue
Greenwich, Connecticut  06830

Wexford Capital Partners II, L.P.                                                  8.8211870%
411 West Putnam Avenue
Greenwich, Connecticut  06830

Wexford Overseas Partners I, L.P.                                                  1.6465981%
411 West Putnam Avenue
Greenwich, Connecticut  06830

CD Holding Company LLC                                                            58.3161530%
411 West Putnam Avenue
Greenwich, Connecticut  06830

Liddell Investments LLC                                                           10.0829527%
6307 Waterford Blvd.
Suite 100
Oklahoma, OK  73118

Liddell Holdings LLC                                                               9.9515691%
6307 Waterford Blvd.
Suite 100
Oklahoma, OK  73118